Summary Prospectus April 30, 2010

ING Retirement Moderate Growth Portfolio

Class / Ticker	ADV/IRMGX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, and most recent financial report to shareholders dated December 31, 2009 are incorporated by reference into (are legally considered part of) this Summary Prospectus. For free paper or electronic copies of the Prospectus and other Portfolio information (including the SAI and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature, email a request to Literature_request@INGFunds.com, call 1-800-366-0066, or ask your salesperson, financial intermediary, or retirement plan administrator.

INVESTMENT OBJECTIVE

The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of ING Retirement Moderate Portfolio but less than that of ING Retirement Growth Portfolio.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Fee is computed at a rate of 0.14% of assets invested in affiliated Underlying Funds and 0.24% of assets invested in unaffiliated Underlying Funds and/or other investments.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

ADV
Management Fees	0.14%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fees	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses	0.41%
Total Annual Portfolio Operating Expenses	1.18%
Waivers and Reimbursements[1]	(0.21)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.97%
1	The adviser is contractually obligated to limit expenses to 1.09% through May 1, 2012; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive the 0.10% administrative services fee through May 1, 2012. The distributor is contractually obligated to waive 0.1106% of the distribution fee through May 1, 2012. There is no guarantee that the administrative services fee waiver or distribution fee waiver will continue after May 1, 2012. These waivers will only renew if the adviser and/or the distributor elects to renew them.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$99	322	607	1,393

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Porfolio’s portfolio turnover rate was 128% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests in a combination of Underlying Funds according to a formula that over time is intended to reflect an allocation of approximately 65% of the Portfolio’s assets in equity securities and 35% of the Portfolio’s assets in fixed-income securities. The actual amount

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of Portfolio assets invested in equity securities may vary at any time and may range from 50% to 80% of its assets in equity securities and from 20% to 50% of its assets in fixed-income securities.

Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign securities. Underlying Funds in which the Portfolio may invest for its exposure to fixed-income securities hold debt securities of varying maturities which may include corporate debt securities of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.

Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Portfolio may also invest in derivatives, including futures and swaps, other investment companies including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”), and other securities to make tactical asset allocations, manage risk and assist in managing cash. The Portfolio may hold cash and cash equivalents.

In seeking the Portfolio’s investment objective, the Adviser uses a proprietary investment model to determine the Portfolio’s asset allocation between equity securities and fixed-income securities. The investment model generally seeks to manage risk and reduce the volatility of the Portfolio’s returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) consideration of ING affiliated insurance companies’ ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio’s shares are offered to, among others, Separate Accounts of ING insurance company subsidiaries as an investment option under variable annuity contracts which contain certain guarantees. As a result, the investment model may take into account the ING affiliated insurance companies’ considerations related to their reduction of investment risk and their ability to hedge their risk in issuing guarantees on variable annuity contracts.

The Adviser may change the Portfolio’s asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio’s investment objective.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio’s or an Underlying Fund’s performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.

Asset Allocation  Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns.

Foreign Investments  Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

Index Strategy  The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund’s expenses and the timing of purchases and redemptions of the Underlying Fund’s shares. An Underlying Fund’s actual holding might not match the Index and the Underlying Fund’s effective exposure to index securities at any given time may not equal 100%.

Inflation-Indexed Bonds  If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest Rate  With bonds and other debt securities, a rise in interest rates generally causes values to fall. Falling interest rates will cause the income of bonds and other debt securities to decline

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over time. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model  Certain Underlying Funds invest based on a proprietary model managed by the Sub-Adviser. The Sub-Adviser’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors.

Liquidity  If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund’s sub-adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Underlying Funds that invest in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.

U.S. Goverment Securities and Obligations  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations in effect, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into the Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio for the following bar chart and table. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and the Portfolio differ in certain respects.

Calendar Year Total Returns Class ADV (as of December 31 of each year)

Best quarter: 2nd 2009, 16.25% and Worst quarter: 4th 2008, (17.71)%

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Average Annual Total Returns% (for the periods ended December 31, 2009)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class ADV	%	24.24	(1.69)	N/A	04/28/06
Russell 3000® Index[1]	%	28.34	(2.26)[2]	N/A	—
BCAB Index[1]	%	5.93	6.38[2]	N/A	—
65% Russell 3000® Index/35% BCAB Index Composite[1]	%	20.60	1.08[2]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser
Directed Services LLC
Asset Allocation Committee
William A. Evans, CFA	Heather Hackett, CFA
Committee Member (since 04/06)	Committee Member (since 08/09)
Paul Zemsky, CFA
Committee Member (since 04/06)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

SPRO-IITRMGA

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